Performance Management	Jan. 31, 2025
American Beacon Developing World Income Fund
Prospectus [Line Items]
Performance Narrative [Text Block]

Prior to January 4, 2023, the Fund’s name was the American Beacon Frontier Markets Income Fund. Prior to June 15, 2018, the Fund was known as American Beacon Global Evolution Frontier Markets Income Fund and Global Evolution USA, LLC served as the Fund’s sole sub-advisor. On October 1, 2018, abrdn Investments Limited began managing a portion of the assets of the Fund. AmBeacon currently expects to commence the allocation of a portion of the assets of the Fund to Ninety One NA when net assets of the Fund reach approximately $1.5 billion, but there can be no assurance that such allocation will occur at this net asset level, or that the Fund will reach this net asset level.